POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED SEPTEMBER 24, 2015 TO THE

PROSPECTUS DATED FEBRUARY 27, 2015, AS SUPPLEMENTED

AUGUST 3, 2015, OF:

PowerShares 1-30 Laddered Treasury Portfolio

PowerShares Build America Bond Portfolio

PowerShares California AMT-Free Municipal Bond Portfolio

PowerShares CEF Income Composite Portfolio

PowerShares Chinese Yuan Dim Sum Bond Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares Fundamental Emerging Markets Local Debt Portfolio

PowerShares Fundamental High Yield® Corporate Bond Portfolio

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PowerShares Global Short Term High Yield Bond Portfolio

PowerShares International Corporate Bond Portfolio

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

PowerShares National AMT-Free Municipal Bond Portfolio

PowerShares New York AMT-Free Municipal Bond Portfolio

PowerShares Preferred Portfolio

PowerShares Senior Loan Portfolio

PowerShares Variable Rate Preferred Portfolio

PowerShares VRDO Tax-Free Weekly Portfolio

Effective immediately, the third paragraph of the section titled “PowerShares Senior Loan Portfolio —Summary Information—Principal Investment Strategies” on page 63 is deleted and replaced with the following:

Standard & Poor’s (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Underlying Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Effective immediately, on page 65, under the section titled “PowerShares Senior Loan Portfolio —Summary Information—Principal Risks of Investing in the Fund,” the subsection titled “Risks of Investing in Closed-End Funds” is deleted.

Effective immediately, on page 65, under the section titled “PowerShares Senior Loan Portfolio —Summary Information—Principal Risks of Investing in the Fund,” the last sentence in the subsection titled “Non-Correlation Risk” is deleted.

Effective immediately, on page 88, under the section titled “Additional Information About the Funds’ Strategies and Risks—Principal Risks of Investing in the Funds,” the first paragraph of the subsection titled “Non-Correlation Risk” is deleted and replaced with the following:

A Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Additionally, each Fund’s (except for PowerShares 1-30 Laddered Treasury Portfolio and PowerShares CEF Income Composite Portfolio) use of a sampling approach may result in returns for these Funds that are not as well-correlated with the return of its respective Underlying Index as would be the case if each Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. A Fund that issues or redeems Creation Units principally for cash will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index.

Effective immediately, the first paragraph of the section titled “Additional Information About the Funds’ Strategies and Risks— Non-Principal Investment Strategies” on page 97 is deleted and replaced with the following:

Each Fund, after investing at least 80% (and, for PowerShares CEF Income Composite Portfolio and PowerShares Variable Rate Preferred Portfolio, at least 90%) of its total assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index, in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments(subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to fully reflect the additions to, and deletions from, each Fund’s Underlying Index in the portfolio composition of that Fund.

Please Retain This Supplement For Future Reference.

P-PS-PRO-FIX-SUP-2 092415